Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                   Midwest Strategic Trust
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii),
    14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
       0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ---------------------------------------------------
   5)  Total fee paid:

       ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------

     3) Filing Party:

        --------------------------------------------

     4) Date Filed:

       --------------------------------------------

                   MIDWEST STRATEGIC TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

U.S. GOVERNMENT SECURITIES FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------

                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public
     accountants for the current fiscal year.
                                   FOR    AGAINST   ABSTAIN
                                   ---    -------   -------

                                   ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                   MIDWEST STRATEGIC TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

TREASURY TOTAL RETURN FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------

                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------


       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public
     accountants for the current fiscal year.
                                   FOR    AGAINST   ABSTAIN

                                   ---    -------   -------

                                   ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                   MIDWEST STRATEGIC TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

UTILITY FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------

                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).                   FOR       WITHHOLD
                                        ---       --------

                                        ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey, D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public
     accountants for the current fiscal year.
                                   FOR    AGAINST   ABSTAIN
                                   ---    -------   -------

                                   ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                   MIDWEST STRATEGIC TRUST
               SPECIAL MEETING OF SHAREHOLDERS
                      DECEMBER 8, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

EQUITY FUND

The undersigned hereby appoints Robert H. Leshner and John
F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on December 8, 1995 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 1995.


                    Date: ----------------------------

                    NOTE: Please sign exactly as your name
                    appears on this proxy.  If signing for
                    an estate, trust or corporation, title
                    or capacity should be stated.  If shares
                    are held jointly, both signers shall
                    sign, although the signature of one will
                    bind the other.
                    -----------------------------------

                    -----------------------------------

                    Signature(s) PLEASE SIGN IN BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE
BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK
PENCIL.  DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF TRUSTEES AND FOR PROPOSAL 2.

1.   Authority to vote for the election of all nominees for
     trustee as listed below (except as marked to the
     contrary below).
                                   FOR       WITHHOLD
                                   ---       --------

                                   ---       --------

       INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
       INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
       NOMINEE'S NAME LISTED BELOW.
       D. Brown, G. Heldman, H.J. Lerner, R. Leshner,
       R. Lipsey,   D. Rahilly, F. Rappoport, O. Robertson,
       R. Sumerel

2.   With respect to ratification of the selection of Arthur
     Andersen LLP as the Trust's independent public
     accountants for the current fiscal year.
                                   FOR    AGAINST   ABSTAIN
                                   ---    -------   -------

                                   ---    -------   -------

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE
SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                   October 16, 1995



Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of Midwest Strategic Trust to be held on December 8, 1995 at 10:30 a.m. at 312 Walnut Street, 10th
Floor Conference Center, Cincinnati, Ohio 45202.

The primary purpose of the Special Meeting is to have shareholders of the Trust elect trustees to serve on the Board. Shareholders are also being asked to ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                   Very truly yours,

                                   /s/ Robert H. Leshner

                                   Robert H. Leshner
                                   President


                   MIDWEST STRATEGIC TRUST
                       312 Walnut Street
                    Cincinnati, Ohio 45202

------------------------------------------------------------
             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  To Be Held on December 8, 1995

------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Midwest Strategic Trust will be held at 312
Walnut Street, 10th Floor Conference Center, Cincinnati,
Ohio 45202, on Friday, December 8, 1995 at 10:30 a.m. to consider and vote on the following matters:

1. To elect nine trustees, each to serve until his/her successor is duly elected and shall qualify;

2.   To ratify or reject the selection of Arthur Andersen
     LLP as independent public accountants for the current fiscal year; and

3. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on October 12, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                         By order of the Board of Trustees,

                         /s/ John F. Splain

                         John F. Splain
                         Secretary

October 16, 1995
-----------------------------------------------------------

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the
United States.   The proxy is revocable and will not affect
your right to vote in person if you attend the meeting.

                   MIDWEST STRATEGIC TRUST
                      312 WALNUT STREET
                   CINCINNATI, OHIO 45202
------------------------------------------------------------
              SPECIAL MEETING OF SHAREHOLDERS

               To Be Held on December 8, 1995
------------------------------------------------------------
                       PROXY STATEMENT
-----------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the board of trustees (the "Board of Trustees") of Midwest Strategic Trust (the "Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about October 25, 1995.

     The Board of Trustees has recently adopted a policy, providing for the eventual retirement of the trustees, which establishes a mandatory retirement age of 65 for all Board members. An identical policy has also been adopted by the board of trustees of Midwest Trust and Midwest Group Tax Free Trust, two other regulated investment companies within the "Midwest Complex." The Board of Trustees has also proposed that all members of the Board under the age of 65 and all members of the board of trustees of Midwest Trust and Midwest Group Tax Free Trust under the age of 65 be combined into a single board of trustees overseeing the entire Midwest Complex (the "Consolidated Board"). The Board of Trustees believes that having the Consolidated Board oversee the entire Midwest Complex should create administrative efficiencies and may reduce expenses.

     Upon implementation of the Trust's newly adopted retirement policy, two members of the present Board of Trustees must retire. If all of the individuals nominated for the Consolidated Board are elected, the Consolidated
Board will consist of the remaining members of the Board of Trustees and two members of the board of trustees for Midwest Group Tax Free Trust and Midwest Trust who are not presently on the Board of Trustees. At least two-thirds of the individuals serving on the Board of Trustees are required by the Investment Company Act of 1940 to have been elected by shareholders. Although the Board of Trustees generally has the authority, pursuant to the Agreement and Declaration of Trust, to elect and replace Trustees, the individuals who have been nominated to serve on the Consolidated Board cannot be elected by the Board of Trustees because shareholders of the Trust would not have elected two-thirds of the trustees. Consequently, the primary purpose of the special meeting is to elect trustees to serve on the Consolidated Board.

     Shareholders are also being asked to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The Trust has retained Management Information Services
Corp. ("MIS") to solicit proxies for the special meeting.
MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $2,600, and will be paid by the Trust. The Trust will also pay the printing and postage costs of the solicitation.

     In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust without additional cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. The Trust will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 1995 AND THE TRUST'S MOST RECENT SEMIANNUAL REPORT ARE AVAILABLE AT NO CHARGE BY WRITING TO THE TRUST AT 312 WALNUT STREET, 21st FLOOR, CINCINNATI, OHIO 45202-4094, OR BY CALLING THE TRUST NATIONWIDE TOLL-FREE 800-543-0407, IN CINCINNATI 629-2050.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Trustees has fixed the close of business on October 12, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is comprised of four separate funds, the U.S. Government Securities Fund, the Treasury Total Return Fund, the Utility Fund and the Equity Fund (individually, a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Utility Fund and the Equity Fund series each offer two classes of shares, Class A and Class C shares. As of the record date there were 9,786,865.891 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 2,844,984.520 shares of the U.S. Government Securities Fund, 2,595,426.366 shares of the Treasury Total Return Fund, 3,692,284.623 shares of the Utility Fund and 654,170.382 shares of the Equity Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

      On October 12, 1995, Amivest Corporation, P.O. Box 370 Cooper Station, New York, New York owned of record 17.93% of the outstanding shares of the U.S. Government Securities Fund; Queen City Urology Associates, Inc., 400 Martin Luther King Drive, Cincinnati, Ohio owned of record 7.95% of the outstanding shares of the Treasury Total Return Fund; Merrill Lynch/FDS Mutual Fund Operations, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 5.81% of the outstanding shares of the Utility Fund; and Orflex Employees 401(k) Plan, 470 W. Northland Boulevard, Cincinnati, Ohio owned of record 9.02% of the outstanding shares of the Equity Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.

     If a quorum (more than 50% of the outstanding shares of the Trust) is represented at the meeting, the vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees. If a quorum is present at the meeting but sufficient votes to approve one or both of the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     The trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the record date, all nominees for election as trustees and officers as a group owned of record or beneficially 1.20% of the Trust's outstanding shares, including 2.46% of the outstanding shares of the Utility Fund, 1.69% of the outstanding shares of the Equity Fund and less than 1% of the outstanding shares of each of the other Funds.

I.   ELECTION OF TRUSTEES

     Nine trustees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.
Each nominee, except for Mr. Heldman and Mr. Robertson, is a member of the present Board of Trustees.

     Following the special meeting of shareholders, Robert
Betagole and Margaret S. Hansson (each of whom has been a trustee since 1989) will resign from the Board of Trustees.

                                                         Compensation During
                                             Amount of   the Fiscal Year
Name and Principal Occupation                Beneficial  Ended March 31, 1995
During the Past Five Years                   Ownership           From:
and Directorships of                Trustee  of Shares of    The   The Midwest
Public Companies               Age  Since    the Trust (1)   Trust  Complex(2)
-----------------------------  ---  -------  ------------ ------- -----------
DALE P. BROWN                  48   1994     1,120.54       $  600   $  600
President and Chief Executive                shares of the
Officer of Sive/Young &                      Utility Fund;
Rubicam (an advertising agency).             333.40 shares
She is also a director of The                of the Equity
Ohio National Life Insurance                 Fund.
Company.

GARY W. HELDMAN                48   Nominee  None                0    4,400
Former President of The
Fechheimer Brothers Company
(a manufacturer of uniforms).
He is a trustee of Midwest
Trust and Midwest Group Tax
Free Trust (registered
investment companies).

H. JEROME LERNER               57   1989     3,236.77          2,400  6,800
Principal of HJL Enterprises                 shares of the
and Chairman of Crane                        Treasury Total
Electronics, Inc. (a                         Return Fund.
manufacturer of electronic
connectors).  He is also
a trustee of Midwest Trust
and Midwest Group Tax Free
Trust.

*ROBERT H. LESHNER             56   1982     403.99 shares         0      0
Chairman of the Board                        of the Utility
of Midwest Group                             Fund; 8,492.01
Financial Services, Inc. (the                shares of the
investment adviser and                       Equity Fund
principal underwriter of the                 (1.30% of the
Trust), MGF Service Corp. (a                 outstanding
registered transfer agent) and               shares of the
Leshner Financial, Inc. (a                   Equity Fund).
financial services company and
parent of Midwest Group
Financial Services, Inc.
and MGF Service Corp.).
He is also President and a
trustee of Midwest Trust and
Midwest Group Tax Free Trust.

RICHARD A. LIPSEY           56   1992         15,230.27     2,400    2,400
President and Chief                           shares of the
Executive Officer of                          Utility Fund.
Lipsey's, Inc. (a national
sporting goods distributor).
He is also a Regional
Director of Premier Bank,
N.A.

DONALD J. RAHILLY           49   1990         12,188.46     2,100    2,100
Chairman of S. Rosenthal                      shares of
& Co., Inc. (a printing                       the Treasury
company).                                     Total Return
                                              Fund;
                                              43,111.61
                                              shares of the
                                              Utility Fund
                                              (1.17% of the
                                              outstanding
                                              shares of the
                                              Utility Fund).

FRED A. RAPPOPORT           48   1992         None          2,400    2,400
President and Chairman of
The Fred Rappoport Company
(a broadcasting and
entertainment production
company). Until 1991, he
was Vice President-
Entertainment and Informational
Special Programs of CBS, Inc.
(a broadcasting company).

OSCAR P. ROBERTSON          56   Nominee       30,793.49      0      3,400
President of Orchem, Inc.                      shares of
(a chemical specialties                        the Utility
distributor) and Orpack                        Fund;
Stone Corporation (a                           5,234.35
corrugated box manufacturer).                  shares of
He is a trustee of Midwest                     the Equity
Trust and Midwest Group Tax                    Fund.
Free Trust.

ROBERT B. SUMEREL           54   1995          None           0          0
Chief Executive Officer
of Bob Sumerel Tire, Inc.
(a tire sales and service
company).

     (1)  Voting and investment power as of October 12, 1995.
Unless otherwise indicated, the percentage of shares of a Fund owned beneficially by any trustee or nominee does not exceed one percent of the outstanding shares of such Fund.

     (2)  The Midwest Complex consists of the Trust, Midwest
Trust and Midwest Group Tax Free Trust.

* Robert H. Leshner, as an affiliated person of Midwest Group Financial Services, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Leshner may directly or indirectly receive benefits from such affiliation.

     Dale P. Brown is President and Chief Executive Officer of Sive/Young & Rubicam, an advertising agency which provides public relations services to Leshner Financial, Inc., the parent company of Midwest Group Financial Services, Inc. The total amount paid by Leshner Financial, Inc. to Sive/Young & Rubicam for services rendered during the period from March 31, 1994 through September 30, 1995 was $55,618.

     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Trustees on the Consolidated Board who are not interested persons of the Trust will receive a quarterly retainer of $1,000 plus $750 for each Board meeting attended. Such fees will be split equally between the Trust, Midwest Trust and Midwest Group Tax Free Trust.

     The Trust has an Audit Committee currently consisting of Margaret S. Hansson, H. Jerome Lerner and Richard A. Lipsey. If all of the nominees to serve on the Consolidated Board are elected by shareholders, there will be a single Audit Committee for the entire Midwest Complex and the Audit Committee will consist of Dale P. Brown, H. Jerome Lerner and Richard A. Lipsey. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members will each receive $300 ($100 payable by each of the Trust, Midwest Trust and Midwest Group Tax Free Trust) for attending an Audit Committee meeting.

     During the fiscal year ended March 31, 1995, the Board of Trustees and the Audit Committee each held four meetings. During such fiscal year, each trustee, except for Robert Betagole and Donald J. Rahilly, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he or she has been a trustee) and
(ii) the total number of meetings held by all committees of the Board of Trustees on which he or she served.

     EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of each officer is 312 Walnut
Street, Cincinnati, Ohio 45202.

Name and Principal Occupation          Officer     Position with
During the Past Five Years     Age     Since       the Trust
-----------------------------  ---     -------     --------------
ROBERT H. LESHNER              56       1983        President
(See Page ---)                                      and Trustee

JOHN F. SPLAIN                 39       1989        Secretary
Secretary and General Counsel
of Leshner Financial, Inc.,
Midwest Group Financial
Services, Inc. and MGF Service
Corp.  He is also Secretary of
Midwest Group Tax Free Trust,
Midwest Trust, Brundage
Story and Rose Investment Trust,
Leeb Personal FinanceTM
Investment Trust, Williamsburg
Investment Trust, Markman
MultiFund Trust and The
Tuscarora Investment Trust and
Assistant Secretary of
Schwartz Investment Trust and
Fremont Mutual Funds, Inc.
(all of which are registered
investment companies).

MARK J. SEGER, C.P.A.          33       1989        Treasurer
Vice President of Leshner
Financial, Inc. and MGF
Service Corp.  He is
Treasurer of Midwest Group
Tax Free Trust, Midwest Trust,
Brundage, Story and Rose
Investment Trust, Leeb
Personal FinanceTM Investment
Trust, Williamsburg
Investment Trust and Markman
MultiFund Trust, Assistant
Treasurer of Schwartz
Investment Trust and
The Tuscarora Investment
Trust, and Assistant
Secretary of Fremont
Mutual Funds, Inc.

OTHER INFORMATION

     Midwest Group Financial Services, Inc. serves as investment adviser and principal underwriter to the Trust. MGF Service Corp. serves as the Trust's administrator, transfer agent, and accounting and pricing agent. The address of each corporation is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Midwest Group Financial Services, Inc. and MGF Service Corp. are wholly-owned subsidiaries of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder.

II.  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

          Arthur Andersen LLP has been selected as the Trust's independent public accountants for the current fiscal year by vote of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust. The employment of Arthur Andersen LLP is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

          Arthur Andersen LLP has acted as the Trust's independent public accountants since 1983. If the Trust's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees.

          Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY
THE SELECTION OF ARTHUR ANDERSEN LLP.

III. OTHER BUSINESS

          The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

          Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                         By Order of the Board of Trustees,
                         /s/ John F. Splain

                         John F. Splain
                         Secretary



Date: October 16, 1995
-----------------------------------------------------------

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.